FIRST AMENDMENT TO ISSUING AND PAYING AGENCY AGREEMENT
               -------------------------------------------------------



               This First Amendment to  Issuing and Paying Agency Agreement

          is made this August 13,  1997 by and among State Street  Bank and

          Trust  Company  ("State Street"),  a Massachusetts  trust company maintaining  an office  for  purposes of  this  agreement at  225

          Asylum Street,  Hartford, Connecticut 06103,  Fleet National Bank

          ("Fleet"), a national  banking association maintaining  an office at 777 Main  Street, Hartford, Connecticut 06115, and Connecticut

          Natural Gas  Corporation (the "Company"), a  Connecticut corpora-

          tion  having  its principal  place  of  business at  100 Columbus

          Boulevard, Hartford, Connecticut 06103.

                                      RECITALS:

               A.   Fleet,  formerly  known  as  Shawmut  Bank Connecticut,

          National  Association, and the Company are  parties to an Issuing and Paying  Agency  Agreement  dated as  of  June 14,  1994  (the

          "Agreement")   concerning   the   Company's  Medium-Term   Notes,

          Series B,  in an  aggregate principal  amount not  exceeding U.S.

          $75,000,000 (the "Notes").

               B.   Fleet has sold substantially all of its corporate trust

          operations to State Street, effective June 30, 1997.

               C.   In connection with such  sale, Fleet wishes to document

          its resignation as Issuing and  Paying Agent under the Agreement,

          and State Street  wishes to be  appointed by the  Company as  the successor Issuing and Paying Agent under the Agreement.




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               D.   The Company  wishes to accept the  resignation of Fleet

          and appoint State Street in its stead.

               E.   The     Company,    PaineWebber     Incorporated    and

          A.G. Edwards & Sons, Inc.  have this date entered into an Amended and Restated  Placement Agency Agreement  (the "Amended Placement

          Agency Agreement") modifying  and replacing the  Placement Agency

          Agreement concerning (the "Placement Agency Agreement") the Notes among  Smith  Barney Inc.,  A.G. Edwards  &  Sons,  Inc. and  the

          Company dated June 14, 1994.

               F.   State Street  and the Company wish to  amend the Agree-

          ment to reflect the  substitution of PaineWebber Incorporated for

          Smith Barney Inc. and amend the  form of the Notes annexed to the

          Agreement  as Exhibit I  to reflect  the changes  referred  to in these recitals.

               G.   The  parties hereto  acknowledge  and  agree that  each

          amendment of the Agreement and the Notes set forth below does not adversely affect the interests of any Holder of any of the Notes.

               H.   Any capitalized terms not defined herein shall have the

          meanings attributed to them in the Agreement and the Notes.

               In   consideration  of   the  mutual   promises  hereinafter

          contained, Fleet,  State Street  and the Company  hereby covenant and agree as follows:

               1.   Fleet hereby resigns as  Issuing and Paying Agent under

          the Agreement.

               2.   The  Company  hereby   accepts  such  resignation   and

          appoints State Street  as the successor Issuing and  Paying Agent under the Agreement.



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               3.   Fleet  and the  Company waive  any notice  requirements

          under  the Agreement with respect  to the matters  referred to in

          Paragraphs 1 and 2 above.

               4.   All references in the Agreement to the Placement Agency

          Agreement  shall  be  deemed  references to  the  Amended  Agency

          Agreement.

               5.     Paragraph 2 of Article V  of the Agreement is deleted

          and the following new paragraph 2  of Article V is substituted in its place:

                    2.    In  order  to preserve  the  exemption  from
               registration under the Securities Act, the Notes will be issued and sold on the condition that no resale or other transfer of a Note or any interest therein will be made prior to the date that is two (2) years after the later of (a) the Original Issue Date or (b) the last date the Company or any of its affiliates was the beneficial owner of such Note unless the Note is transferred: (i) to an Agent or the Company; or
               (ii) through an Agent or by an Agent acting as principal to an institutional investor approved as an Accredited Investor or a Qualified Institutional Buyer by such Agent; or (iii) directly to an institutional investor approved as an Accredited Investor or a
               Qualified Institutional Buyer by the Company in a transaction approved by the Company; or (iv) through a dealer other than the Agents to an institutional investor approved as an Accredited Investor or a Qualified Institutional Buyer by the Company in a transaction approved by the Company; (v) directly to a Qualified Institutional Buyer in a transaction that meets the requirements of Rule 144A under the Securities Act, (vi) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act, (vii) to an institutional accredited investor acquiring the Notes pursuant to an exemption form registration provided by Regulation S under the Securities Act and (viii) pursuant to an effective registration statement under the Securities Act, subject in each case to the disposition of the purchaser's property being at all times within its control. Approval by an Agent or the Company of a transfer of a Note, to the extent required as described above, will be granted only if the transfer is made to a Qualified Institutional Buyer or an Accredited Investor and is in accordance with the other requirements applicable to an initial sale or the

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               requirements  of  Rule 144A under  the  Securities Act.
               Any transfer  described in  clause (iii), (iv),  (v) or
               (vii) above including a transaction effectuated by or through the Depository's book-entry system requires the submission to the Issuing and Paying Agent of the certificate of transfer on the Note duly completed or a duly completed transfer instrument substantially in the
               form  attached as  Exhibit II  to this  Agreement.   In
               connection with any transfer of the Notes within two years after the original issuance of the Notes, if the proposed transferee is an Accredited Investor, the holder must, prior to such transfer, furnish to the
               Issuing  and   Paying  Agent   and  the  Company   such
               certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption
               from,  or   in  a  transaction  not   subject  to,  the
               registration  requirements  of   the  Securities   Act.
               Notwithstanding the preceding sentence, the Issuing and Paying Agent shall not effect any transfer requested in such certificate of transfer or transfer instrument unless first receiving approval from the Company or the Company's counsel. The Issuing and Paying Agent shall provide a copy of such certificate of transfer or transfer instrument to the Company and to each Agent as soon as practicable following its receipt of such
               certificate of  transfer or  transfer instrument.   The
               Company or the Company's counsel shall approve or disapprove (stating the reasons for any disapproval) of
               such  transfer  within  one  (1)  Business  Day   after
               receiving such certificate of transfer or transfer instrument. In the event the Issuing and Paying Agent shall not receive such approval or disapproval within such one (1) Business Day, it shall as soon as practicable on the next succeeding Business Day request
               such approval or disapproval from the Company.   In the
               further event that such approval or disapproval is not received by the Issuing and Paying Agent within two (2) Business Days after receiving such certificate of transfer or transfer instrument, then the Issuing and Paying Agent shall return the certificate of transfer or transfer instrument and any related Note or Notes for the reason that no approval of the requested transfer was received and refer the person submitting such request to the Company. If the requested transfer shall be disapproved by the Company or its counsel, the Issuing and Paying Agent shall return the certificate of transfer or transfer instrument and any related Note or Notes to the person requesting such transfer for the reason that the requested transfer has been disapproved and provide the reasons therefor.





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               6.   The  form of  the  Notes annexed  to  the Agreement  as

          Exhibit I  is deleted and a  new Exhibit I is  substituted in its place in the form annexed to this First Amendment.

               7.   The substitution of State Street Bank and Trust Company

          for  Shawmut  Bank  Connecticut,  National  Association,  as  the

          Issuing and Paying Agent under the Agreement, as modified hereby,

          shall, for  all purposes, be deemed  as effective as  of June 30,

          1997.

               8.  Except as modified hereby, the Agreement shall remain in full force and effect.

               IN  WITNESS WHEREOF,  the  parties hereto  have caused  this

          First  Amendment to  be  executed by  their respective  corporate officers, thereunto duly authorized, as of the day and year first above written.

                              STATE STREET BANK AND TRUST COMPANY



                              By:_______________________________


                              FLEET NATIONAL BANK



                              By:_______________________________
                              Its  Agent,  acting  pursuant to  a  Power of
                              Attorney  of  Fleet   National  Bank,   dated
                              June 30, 1997


                              CONNECTICUT NATURAL GAS CORPORATION



                              By:________________________________
                                   Its





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